CONESTOGA FUNDS

CONESTOGA SMID CAP FUND

CONESTOGA DISCOVERY FUND

CONESTOGA SMALL CAP FUND

Supplement dated February 12, 2026

To the Statement of Additional Information (“SAI”) dated January 31, 2026

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SAI. THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE SAI.

1.	The paragraph under “Advisory and Other Contracts – Investment Adviser” on page 30 of the SAI is replaced in its entirety with the following:

One of the Trust’s most important contracts is with the Adviser, a Delaware limited liability company registered as an investment adviser with the SEC. The Adviser is 100% owned by Mr. Mitchell, Mr. D’Orazio, Mr. Monahan, Mr. Niederer, Mr. Schipper, Mr. Carlin, Mr. Johnston, Mr. Riggs, Ms. Czerpak, Ms. Castorano, Ms. Romito, Mr. Chang, Ms. Kowalski, Ms. Dewey, Mr. Wilson, Mr. Clewett and Mr. Martindale. Mr. Mitchell is considered a “control person” (as defined in the 1940 Act) of the Adviser. As of December 31, 2025, the Adviser managed approximately $6.94 billion for numerous clients.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE